Exhibit (d)(7)
Exhibit (d)(7) SEE REVERSE FOR IMPORTANT NOTICE AND OTHER INFORMATION [________] Series E MRP-[_____] [_____] Series E Mandatory Redeemable Preferred Shares $0.001 par value per share CUSIP 486606 502 KAYNE ANDERSON MLP INVESTMENT COMPANY a Maryland Corporation Series E Mandatory Redeemable Preferred Shares THIS CERTIFIES THAT: is the registered holder of fully paid and nonassessable Series E Mandatory Redeemable Preferred Shares, $25.00 liquidation preference per share, $0.001 par value per share, of KAYNE ANDERSON MLP INVESTMENT COMPANY (the “Corporation”) transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the charter of the Corporation, including the Articles Supplementary for the Series E Mandatory Redeemable Preferred Shares, and the Bylaws of the Corporation, and any amendments thereto. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the Corporation has caused this certificate to by executed on its behalf by its duly authorized officers. Dated: Countersigned and Registered: AMERICAN STOCK TRANSFER AND TRUST COMPANY, LLC (Brooklyn, New York) Transfer Agent and Registrar By Title: [Authorized Signature] President Secretary

FOR VALUE RECEIVED HEREBY SELLS, ASSIGNS, AND TRANSFERS UNTO (___________________) SERIES E MANDATORY REDEEMABLE PREFERRED SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.ATED `(Stockholder)(Stockholder)NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER. IMPORTANT NOTICE THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHlCH THE CORPORATION IS AUTHORlZED TO ISSUE, OF THE DIFFERENCES IN THE RELATlVE RlGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF A PREFERRED OR SPECIAL CLASS IN SERIES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RlGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF A PREFERRED OR SPECIAL CLASS OF STOCK. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO ITS TRANSFER AGENT.